UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

Heart Test Laboratories, Inc

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 682 237-7781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The NASDAQ Stock Market LLC
Warrants	HSCSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed in a Current Report on Form 8-K filed by Heart Test Laboratories, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on September 9, 2022 (the “Bridge Warrant Amendment 8-K”), the Company entered into Amendment No. 1 to the warrants to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), issued in the Company’s private placement of securities pursuant to that certain Securities Purchase Agreement dated as of December 22, 2021 (the “SPA,” and such warrants issued thereunder, the “Bridge Warrants”). The Bridge Warrants were issued to the buyers under the SPA along with 8% secured subordinated convertible notes (the “Bridge Notes”), which subsequently converted into shares of Common Stock upon the Company’s initial public offering on June 15, 2022. As disclosed in the Bridge Warrant Amendment 8-K, an investor under the SPA (the “Investor”) was issued pre-funded warrants (the “Pre-Funded Warrants”) to purchase a total of 139,356 shares of Common Stock.

On January 10, 2023, the Investor exercised its Pre-Funded Warrants in full to acquire 139,356 shares of the Company’s Common Stock (the “Pre-Funded Warrant Shares”) at an exercise price of $0.0001 per share, for a total exercise price of $13.94.

The offer and resale by the Investor of the Pre-Funded Warrant Shares were registered (along with the offer and resale by the selling security holders of the shares of Common Stock issued upon conversion of the Bridge Notes and the shares of Common Stock issuable upon exercise of the Bridge Warrants) under a Registration Statement on Form S-1 (Registration No. 33-267388), as amended, that was declared effective by the SEC on October 7, 2022.

The Pre-Funded Warrant Shares are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEART TEST LABORATORIES, INC.

Date:	January 11, 2023	By:	/s/ Andrew Simpson
Andrew Simpson Chief Executive Officer